UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2016

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 210-3700

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 8, 2016, Sorrento Therapeutics, Inc. (“Sorrento”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, Sorrento’s acquisition (the “Acquisition”) on November 8, 2016 of approximately 72% of the outstanding capital stock of Scilex Pharmaceuticals Inc. (“Scilex”) from a majority of the stockholders of Scilex (the “Scilex Stockholders”). This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Initial Form 8-K to include financial information required under Item 9.01, which was not previously filed with the Initial Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the Initial Form 8-K was required to be filed. Except as stated in this Explanatory Note, no other information contained in the Initial Form 8-K is changed.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.2 and Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

23.1	Consent of BDO USA, LLP, independent registered public accounting firm of Scilex Pharmaceuticals Inc.

99.2	Unaudited condensed financial statements of Scilex Pharmaceuticals Inc. as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015.

99.3	Audited financial statements of Scilex Pharmaceuticals Inc. as of and for the years ended December 31, 2015 and 2014.

99.4	Unaudited pro forma condensed combined financial information of Sorrento Therapeutics, Inc. and Scilex Pharmaceuticals Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: January 20, 2017	By:	/s/ Henry Ji, Ph.D.
		Name:	Henry Ji, Ph.D.
		Title:	President and Chief Executive Officer